FOUR CORNERS PROPERTY TRUST N Y S E : F C P T SUPPLEMENTAL FINANCI AL & OPERATING INFORMATION | Q4 2018 w w w .fcpt.com 1 | FCPT | Q4 2018

C A U T I O N A R Y N O T E R E G A R D I N G F O R W A R D - L O O K I N G S T A T E M E N T S : This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. 2 | FCPT | Q4 2018

TABLE OF CONTENTS Financial Summary Page Consolidating Balance Sheet 4 Consolidated Income Statement 5 FFO and AFFO Reconciliation 6 Net Asset Value Components 7 Capitalization and Key Credit Metrics 8 Debt Summary 9 Debt Covenants 10 Real Estate Portfolio Summary Property Locations by Brand 11 Brand and Tenant Diversification 12 Geographic Diversification 13 Lease Maturity Schedule 14 Exhibits Glossary and Non-GAAP Definitions 15 Reconciliation of Net Income to Adjusted EBITDAre 16 3 | FCPT | Q4 2018

CONSOLIDATING BALANCE SHEET


Olive Garden
chili's
KFC

($000s, except shares and per share data) Unaudited	As of 12/31/2018 Real Estate Operations	Restaurant Operations	Elimination	Consolidated FCPT	As of 12/31/2017 Consolidated FCPT
ASSETS					
Real estate investments:					
Land	$ 565,996	$ 3,061	$ -	$ 569,057	$ 449,331
Buildings, equipment and improvements	1,222,466	13,758	-	1,236,224	1,115,624
Total real estate investments	1,788,462	16,819	-	1,805,281	1,564,955
Less: accumulated depreciation	(607,556)	(7,028)	-	(614,584)	(598,846)
Real estate investments, net	1,180,906	9,791	-	1,190,697	966,109
Intangible real estate assets, net	18,998	-	-	18,998	3,835
Total real estate investments and intangible real estate assets, net	1,199,904	9,791		1,209,695	969,944
Cash and cash equivalents	90,690	1,351	-	92,041	64,466
Straight-line rent adjustment	30,141	-	-	30,141	21,130
Other assets (includes derivative assets)	10,478	743	-	11,221	13,119
Investment in subsidiary	9,765	-	(9,765)	-	-
Intercompany receivable	624	-	(624)	-	-
Total Assets	$ 1,341,602	$ 11,885	$ (10,389)	$ 1,343,098	$ 1,068,659
LIABILITIES AND EQUITY					
Liabilities:					
Term loan ($400,000, net of deferred financing costs)	$ 393,279	$ -	$ -	$ 393,279	$ 392,222
Revolving facility ($250,000 available capacity)	-	-	-	-	-
Unsecured notes ($225,000, net of deferred financing costs)	222,613	-	-	222,613	123,317
Rent received in advance	1,609	-	-	1,609	8,295
Dividends payable	19,580	-	-	19,580	16,843
Other liabilities	4,665	2,388	-	7,053	5,714
Intercompany payable	-	624	(624)	-	-
Total liabilities	$ 641,746	$ 3,012	$ (624)	$ 644,134	$ 546,391
Equity:					
Preferred stock	$ -	$ -	$ -	$ -	$ -
Common stock	7	-	-	7	6
Additional paid-in capital	639,116	9,765	(9,765)	639,116	473,685
Accumulated other comprehensive income	5,956	-	-	5,956	4,478
Noncontrolling interest	7,867	-	-	7,867	7,781
Retained earnings	46,910	(892)	-	46,018	36,318
Total equity	$ 699,856	$ 8,873	$ (9,765)	$ 698,964	$ 522,268
Total Liabilities and Equity	$ 1,341,602	$ 11,885	$ (10,389)	$ 1,343,098	$ 1,068,659

4 | FCPT | Q4 2018

FCPT

CONSOLIDATED INCOME STATEMENT ($000s, except shares and per share data) Three Months Ended December 31, Twelve Months Ended December 31, Unaudited 2018 2017 2018 2017 Revenues: Rental revenue $ 33,156 $ 29,011 $ 123,665 $ 113,937 Restaurant revenue 4,879 4,827 19,970 19,272 Total revenues 38,035 33,838 143,635 133,209 Expenses: General and administrative 3,590 3,044 13,639 12,259 Depreciation and amortization 7,571 5,557 23,884 21,811 Restaurant expenses 4,645 4,829 19,014 18,652 Interest expense 5,293 5,403 19,959 19,469 Total expenses 21,099 18,833 76,496 72,191 Other income, net 77 113 781 324 Realized gain on sale, net 4,392 3,198 15,271 10,532 Income before income tax 21,405 18,316 83,191 71,874 Income tax (expense) benefit (74) 157 (262) 18 Net income 21,331 18,473 82,929 71,892 Net income attributable to noncontrolling interest (129) (123) (531) (498) Net Income Attributable to Common Shareholders $ 21,202 $ 18,350 $ 82,398 $ 71,394 Basic net income per share $ 0.31 $ 0.30 $ 1.29 $ 1.18 Diluted net income per share $ 0.31 $ 0.30 $ 1.28 $ 1.18 Regular dividends declared per share $ 0.2875 $ 0.2750 $ 1.1125 $ 1.0025 Weighted-average shares outstanding: Basic 67,712,311 61,130,319 64,041,255 60,627,423 Diluted 68,113,011 61,233,277 64,388,929 60,695,834 5 | FCPT | Q4 2018

FFO & AFFO RECONCILIATION ($000s, except shares and per share data) Three Months Ended December 31, Twelve Months Ended December 31, Unaudited 2018 2017 2018 2017 Net income $ 21,331 $ 18,473 $ 82,929 $ 71,892 Real estate depreciation and amortization 6,022 5,316 22,287 21,547 Realized gain on sales and exchange of real estate (4,392) (3,198) (15,271) (10,532) Provision for impairment 1,530 228 1,530 228 Realized gain on exchange of real estate (1) - - (228) - FFO (as defined by NAREIT) $ 24,491 $ 20,819 $ 91,247 $ 83,135 Straight-line rent (2,431) (2,252) (9,288) (9,536) Non-cash stock-based compensation 930 756 3,967 2,676 Non-cash amortization of deferred financing costs 466 879 1,834 2,144 Other non-cash interest expense 2 40 29 145 Non-real estate investment depreciation 19 13 67 36 Amortization of above and below market leases, net 18 - 64 - Adjusted Funds From Operations (AFFO) $ 23,495 $ 20,255 $ 87,920 $ 78,600 Fully diluted shares outstanding (2) 68,522,331 61,642,597 64,798,250 61,014,256 FFO per diluted share $ 0.36 $ 0.34 $ 1.41 $ 1.36 AFFO per diluted share $ 0.34 $ 0.33 $ 1.36 $ 1.29 ___________________________ (1) Non-cash gain recognized for GAAP purposes on the transfer of nonfinancial assets related to an excess land parcel exchange. (2) Assumes the issuance of common shares for OP units held by non-controlling interests. 6 | FCPT | Q4 2018

NET ASSET VALUE COMPONENTS


Olive Garden
chilis
KFC

Real Estate Portfolio as of 12/31/2018	Purchase Price ($000s)	Number of Properties	Total Square Feet (000s)	Avg. Rent Per Square Foot ($)	Tenant EBITDAR Coverage(1)	Lease Term Remaining (Yrs)(2)	Annual Cash Base Rent ($000s)(3)	% Total Cash Base Rent(3)
Olive Garden	-	299	2,554	28	5.2x	11.7	72,539	57.80%
LongHorn Steakhouse	-	105	585	34	4.4x	10.7	19,712	15.70%
Other Brands - Non-Darden	-	193	881	33	3.1x	14.9	29,205	23.20%
Other Brands - Darden	-	13	120	34	4.0x	9.9	4,096	3.30%
Total Owned Portfolio		610	4,139	30	4.6x	12.2	125,552	100.0%
Q4'18 Activity(4)								
Acquired	50,636	20	119	29	2.9x	15.2	3,443	2.7%
Sold	(5,500)	1	8	32	5.2x	13.8	(262)	-0.2%

Tangible Assets	Book Value ($000s)
Cash, cash equivalents, and restricted cash	$ 93,242
Other tangible assets	3,968
Total Tangible Assets	$ 97,210

Debt	Face Value ($000s)
Term loan	$ 400,000
June 2024 note	50,000
December 2026 note	50,000
June 2027 note	75,000
December 2028 note	50,000
Revolving credit facility	-
Total Debt	$ 625,000

Tangible Liabilities	Book Value ($000s)
Dividends payable	$ 19,580
Rent paid in advance, accrued interest, and other accrued expenses	7,372
Total Tangible Liabilities	$ 26,952

Shares Outstanding	
Common stock (shares outstanding as of 12/31/2018)	68,204,045
Operating partnership units (OP units outstanding as of 12/31/2018)	409,320
Total Common Stock and OP Units Outstanding	68,613,365

(1) See glossary on page 15 for tenant EBITDAR and EBITDAR coverage definitions; 96% of portfolio ABR reporting.
(2) Lease term weighted by cash base rent.
(3) Current scheduled minimum contractual rent as of 12/31/2018.
(4) FCPT acquired 20 properties in Q4 2018 (6 Red Lobsters, 2 Texas Roadhouse, 2 BJ's Restaurants, 1 of each - Starbucks/Noodles & Company, Taco Bell, Chili's, Starbucks, Rally's Hamburgers, Panera, Applebee's, Buffalo Wild Wings, Olive Garden, Sonic); FCPT sold one Olive Garden in Q4 2018.

7 | FCPT | Q4 2018

FCPT

C A P IT A L IZ A T ION & K E Y C R E D IT M E T R IC S % of Market Current Capitalization ($000s, except per share data) Capitalization Equity: Share price (12/31/2018) $ 26.20 Shares and OP units outstanding (12/31/2018) 68,613,365 Equity Value $ 1,797,670 74.2% Debt: Term loan $ 400,000 16.5% Revolving credit facility - 0.0% Unsecured notes 225,000 9.3% Total Debt $ 625,000 25.8% Total Market Capitalization $ 2,422,670 100.0% Less: cash after dividends payable (72,461) Implied Enterprise Value $ 2,350,209 Dividend Data (fully diluted) Q4 2018 2018 Common dividend per share $0.2875 $1.1125 AFFO per share $0.34 $1.36 AFFO payout ratio 83.7% 81.8% Credit Metrics Net Debt(1) Adjusted EBITDAre (2) Ratio Net debt to Adjusted EBITDAre $ 552,539 $ 119,508 4.6x ___________________________ (1) Principal debt amount less cash and cash equivalents. (2) Current quarter annualized. See glossary on page 15 for definitions of EBITDAre and Adjusted EBITDAre and page 16 for reconciliation to net income. 8 | FCPT | Q4 2018

DEBT SUMMARY


Olive Garden

chilis

KFC


Debt Type	Maturity Date	Balance as of December 31, 2018 ($000s)	% of Debt	Cash Interest Rate as of December 31, 2018[4]	Weighted Average Maturity (Yrs.)
Credit Facility					
Revolving facility	Nov-21	$ -	-	-	2.9
Term loan [1]	Nov-22	150,000	24.0%	3.22%	3.9
Term loan [1]	Nov-23	150,000	24.0%	3.12%	4.9
Term loan [1]	Mar-24	100,000	16.0%	3.12%	5.2
	Principal Amount	$ 400,000			
Unsecured Notes[2]					
June 2017	Jun-24	$ 50,000	8.0%	4.68%	5.4
June 2017	Jun-27	75,000	12.0%	4.93%	8.4
December 2018	Dec-26	50,000	8.0%	4.63%	8.0
December 2018	Dec-28	50,000	8.0%	4.76%	10.0
	Principal Amount	$ 225,000			
Mortgages Payable[3]					
None		-	-	-	-
Total/Weighted Average		$ 625,000	100.0%	3.7%	5.8
Unamortized Deferred Financing Costs					
Credit facility		$ (6,721)			
Unsecured notes		(2,387)			
Debt Carrying Value (GAAP)		$ 615,892			
Fixed rate		$ 525,000	84.0%		
Variable rate		$ 100,000	16.0%		
Credit Rating (Fitch): BBB-					

(1) Borrowings under the term loan accrue interest at an average rate of LIBOR plus 1.29%. FCPT has entered into interest rate swaps that fix 75% of the term loan's rate exposure through November 2022 maturity date. The all-in cash interest rate on the 75% of the term loan that is fixed is approximately 3.0%, 3.0%, 3.4%, and 3.4% for 2019, 2020, 2021, and 2022, respectively.
(2) These notes are senior unsecured fixed rate obligations of the Company.
(3) As of 12/31/2018, FCPT had no mortgage debt and 100% of FCPT properties were unencumbered.
(4) Excludes amortization of deferred financing costs on the credit facility and unsecured notes.

9 | FCPT | Q4 2018

FCPT

DEBT COVENANTS As of December 31, 2018 The following is a summary of the key financial covenants for our unsecured credit facility. These calculations are not based on U.S. GAAP measurements and are presented to demonstrate compliance with current credit covenants. Covenants Requirement Q4 2018 Limitation on incurrence of total debt ≤ 60% of consolidated capitalization value 31.0% Limitation on incurrence of secured debt ≤ 40% of consolidated capitalization value 0.0% Fixed charge coverage ratio ≥ 1.50x 6.2x Limitation on unencumbered leverage ≤ 60% 32.4% Unencumbered interest coverage ratio ≥ 1.75x 6.9x 10 | FCPT | Q4 2018

PROPERTY LOCATIONS BY BRAND (1) 610 Properties (2) 36 Brands ___________________________ (1) Other includes 1 property for each of the following brands: Applebee’s, Cheddar’s, Chick-Fil-A, Del Taco, Denny’s, Fazoli’s, Mod Pizza, Noodles & Company, Panda Express, Rally’s Hamburgers, Sonic, Eddie V’s, Zaxby’s, and 2 properties for each of the following brands: McDonald’s, Panera, Popeyes, Seasons 52, and Texas Roadhouse. (2) Includes one vacant property and two dual-tenant buildings. 11 | FCPT | Q4 2018

BRAND & TENANT DIVERSIFICATION Brand Breakdown(1) 16% 105 units 3% 13 units 9% 53 units 58% 299 units 15% 142 units ABR(2): $125.6m ___________________________ (1) Percentage of annual cash base rent as of December 31, 2018. (2) Annualized cash base rent as defined in glossary. 12 | FCPT | Q4 2018

GEOGRAPHIC DIVERSIFICATION


Olive Garden


chili's


KFC




WA
MT
ND
MN
ME
OR
ID
WY
SD
WI
MI
VT
NH
NY
MA
CT
RI
IA
NE
PA
NV
UT
CO
IL
IN
OH
NJ
MD
DE
KS
MO
WV
KY
VA
CA
OK
TN
NC
AR
AZ
NM
SC
MS
AL
GA
LA
TX
FL
% ABR(1)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%
No Properties

State	% ABR	Properties												
TX	12.3%	64	CA	3.0%	14	NY	2.0%	11	MN	9	1.7%	KS	1.1%	5
FL	11.4%	59	PA	3.0%	16	SC	2.0%	12	NV	8	1.7%	Other	7.3%	39
GA	7.1%	45	IL	2.9%	23	WI	2.0%	16	CO	10	1.6%	Total:	100%	610
OH	7.0%	45	NC	2.8%	18	KY	1.9%	11	OK	10	1.6%			
MI	4.1%	31	VA	2.4%	16	AZ	1.8%	11	LA	8	1.4%			
TN	3.8%	27	MS	2.3%	16	IA	1.8%	14	WV	6	1.2%			
IN	3.6%	33	MD	2.2%	13	AL	1.8%	13	AR	7	1.1%			

(1) Annualized cash base rent as of December 31, 2018 and as defined in glossary.

13 | FCPT | Q4 2018

FCPT

LEASE MATURITY SCHEDULE Lease Maturity Schedule (% Annualized Cash Based Rent1) 99.9% occupied as of 12/31/20182 15.2% 12.5%12.3% 11.3%11.3% Weighted average lease term of 10.7% 12.2 years 7.4% 6.7% Less than 4.75% of rental income 4.4% matures prior to 2027 1.6% 0.8% 1.1% 0.8% 0.8% 0.5% 0.5% 0.5% 0.5% 0.5% 0.3% 0.0% 0.2% 20192019 20202020 20212021 20222022 20232023 20242024 20252025 20262026 20272027 20282028 20292029 20302030 20312031 20322032 20332033 20342034 20352035 20362036 20372037 20382038 20392039 20402040 Properties - 5 3 3 7 5 3 3 76 75 69 69 65 45 93 5 3 41 27 2 10 1 Cash ABR ($000s)(1) - 507 276 298 662 651 436 309 17,256 17,614 14,805 15,276 14,499 10,335 20,338 792 330 3,978 4,077 220 2,778 115 Total SF (000s) - 26 13 12 34 25 13 8 549 541 516 531 512 355 641 21 15 118 123 6 77 5 ___________________________ (1) Annualized cash base rent as of December 31, 2018 and as defined in glossary. (2) Occupancy based on portfolio square footage. 14 | FCPT | Q4 2018

GLOSSARY AND NON-GAAP DEFINITIONS


Olive Garden
chilis
KFC

Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements:

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP.

ABR refers to Annual Cash Base Rent, defined as the current scheduled minimum contractual rent as of 12/31/2018.

EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization.

EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts ("NAREIT") as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses.

Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt.

We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs.

Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information, representing approximately 96% of our ABR. For Darden, EBITDAR is updated twice annually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants.

Tenant EBITDAR coverage is calculated by dividing our reporting tenants' most recently reported EBITDAR by annual in-place cash base rent.

Funds From Operations ("FFO") is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition.

Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income.

Adjusted Funds From Operations "AFFO" is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO:

1. Transaction costs incurred in connection with the acquisition of real estate investments
2. Non-cash stock-based compensation expense
3. Amortization of deferred financing costs
4. Other non-cash interest expense
5. Non-real estate depreciation
6. Merger, restructuring and other related costs
7. Impairment charges on non-real estate assets
8. Amortization of capitalized leasing costs
9. Straight-line rent revenue adjustment
10. Amortization of above and below market leases
11. Debt extinguishment gains and losses
12. Recurring capital expenditures and tenant improvements

AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs.

15 | FCPT | Q4 2018

FCPT

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA RE ($000s, except shares and per share data) Three Months Ended December 31, Twelve Months Ended December 31, Unaudited 2018 2017 2018 2017 Net Income $ 21,331 $ 18,473 $ 82,929 $ 71,892 Adjustments: Interest expense 5,293 5,403 19,959 19,469 Income tax expense (benefit) 74 (157) 262 (18) Depreciation and amortization 7,571 5,557 23,884 21,811 EBITDA(1) 34,269 29,276 127,034 113,154 Adjustments: Gain on dispositions of real estate (4,392) (3,198) (15,271) (10,532) Provision for impairment of real estate - - - - EBITDAre (1) 29,877 26,078 111,763 102,622 Adjustments: Real estate transaction costs - - - - Gain or loss on extinguishment of debt - - - - Adjusted EBITDAre (1) 29,877 26,078 111,763 102,622 Annualized Adjusted EBITDAre $ 119,508 $ 104,312 $ 111,763 $ 102,622 ___________________________ (1) See glossary on page 15 for non-GAAP definitions. 16 | FCPT | Q4 2018

FOUR CORNERS PROPERTY TRUST N Y S E : F C P T SUPPLEMENTAL FINANCI AL & OPERATING INFORMATION | Q4 2018 w w w .fcpt.com 17 | FCPT | Q4 2018